UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2010
DEMANDTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
One Franklin Parkway, Building 910
San Mateo, CA 94403
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 226-4600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 30, 2010, DemandTec, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter of fiscal year 2011 ended August 31, 2010. A copy of the press release is attached as Exhibit 99.1. On September 30, 2010, at 2:00 p.m. Pacific time, the Company will hold a conference call to discuss the press release.
     The information in this Current Report, including the exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of DemandTec, Inc., dated September 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDTEC, INC.
DATE: September 30, 2010	By:	/s/ Mark A. Culhane
Mark A. Culhane
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	Press Release of DemandTec, Inc., dated September 30, 2010.